SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 26, 2007

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            ☐  Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR230.425)

            ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

            ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-2(b))

            ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01        Regulation FD Disclosure

On September 26, 2007, RC2 Corporation (the "Company") issued a press release announcing a voluntary recall of five Thomas & Friends Wooden Railway items.  A copy of the press release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

            The Company had previously announced that it expected to incur recall-related costs in connection with the previously announced Thomas & Friends recall in June of 2007 in the range of $7 million to $8 million, net of tax, for the year 2007.  For the quarter ended June 30, 2007, $4 million, net of tax, was recorded in recall-related costs.  The Company now expects to incur total recall-related costs in the range of $13 million to $14 million, net of tax, during 2007.  These costs cover both the June recall and the September recall of Thomas & Friends affected items and include estimates of inventory reserves, higher levels of retailer and consumer product returns and associated replacement costs, professional service fees, air freight, returns and replacement processing, marketing and promotional costs, incremental product testing, as well as estimated defense costs relating to the class action lawsuits that have been filed against the Company as of the date of this report.

This amount of anticipated recall-related costs is a "forward-looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995.  The charges and expenses the Company expects relating to the recall may increase based on the amount of inventory of affected products at retailers, the amount of affected products that may be returned by consumers and the cost of providing replacement products to consumers and retailers.  For additional information, see the information under the caption "Forward Looking Statements" in the Exhibit attached hereto and the other uncertainties and operational matters discussed in the Company's quarterly and annual filings with the Securities and Exchange Commission.  The Company undertakes no obligation to make any revisions to forward-looking statements or to update them to reflect events or circumstances occurring after the date of this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

(d)       Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 – Press Release of RC2 Corporation, issued September 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date:  September 26, 2007
BY /s/ Jody L. Taylor
      Jody L. Taylor, Chief Financial Officer